SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2005

MEDICAL INTERNATIONAL TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-31469	84-1509950

(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

2281 Guenette
Ville Saint-Laurent
Montreal, Quebec, Canada HR4 2E9

(Address of Principal Executive Offices)

(514) 339-9355

Registrants Telephone Number

(Former Name or Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

MEDICAL INTERNATIONAL TECHNOLOGY, INC.
Report on Form 8-K
Section 8 – Other Events Item 8.01 – Other Events Press Release

MEDICAL INTERNATIONAL TECHNOLOGY. INC. (MDIR: OTCBB)

NEWS RELEASE

DENVER, October 7, 2005 (PRIMEZONE) -- Medical International Technology, Inc. ("MIT") (OTCBB:MDIR) (http://www.mitcanada.ca), a developer and manufacturer of patented needle free jet injectors for human and animal inoculation, announces a decision by the Board of Directors to affect a one for ten reverse split of the Company’s issued and outstanding shares. This will begin the process that if completed successfully, is intended to place MIT in a better position to achieve the financing required to expand the Company’s worldwide marketing and production operations.

MIT CANADA, with offices in Montreal, is a subsidiary of Denver, Colorado-based Medical International Technology, Inc. (MIT USA), which specializes in the development, production, marketing and sale of needle-free injectors both for humans and animals, for individual and mass vaccinations.

Karim Menassa, President On Behalf of the Board of Directors Medical International Technology, Inc.

This press release is available on the Medical International Investor Relations site for investor questions, commentary and feedback. Investors are asked to visit http://www.agoracom.com/IR/MIT . Alternatively, investors can e-mail their questions or comments directly to MDIR@agoracom.com or asked to be placed on the Medical International investor e-mail list to receive all future press releases directly.

The statements which are not historical facts contained in this press release are forward-looking statements that involve certain risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development and acquisition of new product lines and services, government approval processes, the impact of competitive products or pricing a technological changes, the effect of economic conditions and other uncertainties, and the risk factors set forth from time to time in the Company's SEC reports, including but not limited to its annual report on Form 10-KSB; its quarterly reports on Forms 10-QSB; and any reports on Form 8-K. Medical International Technology, Inc. takes no obligation to update or correct forward-looking statements.

CONTACT: Medical International Technology, Inc.

Business Inquiries:
Karim Menassa, President and CEO
(514) 339-9355
http://www.mitcanada.ca

AGORA Investor Relations
Investor Relations Inquiries:
MDIR@agoracom.com
http://www.agoracom.com/IR/MIT

MEDICAL INTERNATIONAL TECHNOLOGY, INC.
Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL INTERNATIONAL TECHNOLOGY, INC.

Date: October 7, 2005	By:	\s\ Karim Menassa, President and CEO

Karim Menassa, President and CEO